 EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Dalrada Financial Corporation, a Delaware corporation (the "Company"), on Form 10-QSB for the quarter ending March 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), I, David P. Lieberman, Chief Financial Officer of the Company do each hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: May 21, 2007


By: /S/ David P. Lieberman
---------------------------------
David P. Lieberman
Chief Financial Officer